FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                    May 21, 2001

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  15-May-01

Housing Loan Collection Period       10-Feb-01    to       09-May-01
                                    (inclusive)           (inclusive)

Days in Collection Period            89

Coupon Period - Class A             20-Feb-01    to       21-May-01
                                    (inclusive)           (exclusive)

Days in Coupon Period - Class A     90

Coupon Period - Class B             19-Feb-01    to       21-May-01
                                    (inclusive)           (exclusive)

Days in Coupon Period - Class B     91

3 month BBSW at beginning of coupon period        5.5750%
3 Month USD-LIBOR                                 5.4100%

Foreign Exchange Rate   0.6550

Available Income                            14,852,917.56
Total Available Funds                       14,852,917.56
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    23,209,921.24
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 652,256.88
Total Payments                              13,095,780.66
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 86,303,423.21
Principal Collections                       63,093,501.97
Excess Available Income                      1,757,136.90
Excess Collections Distribution              1,757,136.90
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              777,803,884.00
Subordinated Percentage                           4.0212%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.4470%

               Principal/100,000     Coupon/100,000
Class A          4,675.4434             806.0279  usd
Class B              0.0000             154.7000(per 10,000) aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      712,455,181.96          95.65192%    1.00000
Class B       33,750,000.00           4.34808%
RFS                    0.00                       0.00000
             746,205,181.96         100.00000%    100.00000%

Stated Amount - USD                  Bond Factor
Class A       466,658,144.18          0.5279536
Class B        22,106,250.00          1.0000000
RFS                     0.00          0.00
              488,764,394.18

Chargeoffs     0.00           Carryover ChargeOffs      0.00



                                $A

Scheduled principal        $ 6,160,323
Unscheduled principal      $56,933,179
Principal Collections      $63,093,502


Fixed Interest Rate Housing Loan               $186,570,766
Variable Rate Housing Loans                    $559,634,416
                                               $746,205,182




                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9 May 2001

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         7,227  673,808,835   5,842,192   91.20%   90.30%
 1 - 29 Days       577   59,677,081     473,351    7.28%    8.00%
 30 - 59 Days       74    7,552,298      56,854    0.93%    1.01%
 60 - 89 Days       29    3,380,700      26,034    0.37%    0.45%
 90 - 119 Days      12    1,245,158       9,560    0.15%    0.17%
 120 - 149 Days      2      241,228       2,092    0.03%    0.03%
 150 - 179 Days      1       86,326         586    0.01%    0.01%
 180+ Days           2      213,555       1,641    0.03%    0.03%

  TOTAL          7,924  746,205,182   6,412,311  100.00%  100.00%



                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 18 May, 2001
By:    /s/ Lucy Beretin



Name:    Lucy Beretin



Title: Principal Accounting Officer